      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 1, 1995
                            REGISTRATION NO. 33-

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                                __________________

                                     FORM S-8
                              REGISTRATION STATEMENT
                                       UNDER
                            THE SECURITIES ACT OF 1933
                                __________________

                                 EXAR CORPORATION
              (Exact name of registrant as specified in its charter)
                                __________________

           DELAWARE                                           94-1741481
- ----------------------------------                      -----------------------
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                                __________________

                                  2222 Qume Drive
                               San Jose, California  95131
                    ----------------------------------------
                     (Address of Principal Executive Offices)
                                __________________

                Assumed Options under Startech Semiconductor, Inc.
                       1993 Incentive Stock Option Plan and
                 Options issued outside of 1993 Stock Option Plan
                ------------------------------------------------
                             (Full title of the plans)

                                  Ronald W. Guire
                 Senior Vice President and Chief Financial Officer
                                 Exar Corporation
                                  2222 Qume Drive
                            San Jose, California  95131
                                   (408) 434-6400
                -------------------------------------------------
        (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                __________________

                                    Copies to:

                               Peter F. Stone, Esq.
                      Cooley Godward Castro Huddleson & Tatum
                         Five Palo Alto Square, Suite 400
                           Palo Alto, California  94306
                                  (415) 843-5000

                          CALCULATION OF REGISTRATION FEE

===============================================================================
                                    Proposed       Proposed
                                    Maximum        Maximum
Title of            Amount          Offering       Aggregate       Amount of
Securities to be    to be           Price Per      Offering        Registration
Registered          Registered      Share(1)       Price(1)        Fee
_______________________________________________________________________________
Stock Options and   143,425        $0.22-$17.32   $1,651,943.61    $569.64
Common Stock
issuable upon
exercise of Stock
Options
===============================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c),(f),(h)(1), based upon the actual exercise prices of 143,425 options outstanding under former Startech Semiconductor, Inc. stock option plans assumed by the Registrant on March 31, 1995 and converted into options to purchase Registrant's Common Stock pursuant to an Agreement and Plan of Reorganization dated March 19, 1995


===============================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                     INCORPORATION BY REFERENCE OF CONTENTS OF
           REGISTRATION STATEMENTS ON FORM S-8 NO. 33-50804 AND 33-87778

     The contents of Registration Statements on Form S-8 No. 33-50804 and 33-87778 filed with the Securities and Exchange Commission on August 14, 1992 and December 22, 1994, respectively, are incorporated by reference herein.








                                     EXHIBITS

Exhibit
Number
- -------
5.1            Opinion of Cooley Godward Castro Huddleson & Tatum

23.1           Consent of KPMG Peat Marwick

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5.1 to this Registration Statement

24.1           Power of Attorney is contained on the signature pages.



                                        1.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, County of Santa Clara, State of California, on April 28th, 1995.

                                EXAR CORPORATION



                                By  /s/ Ronald W. Guire
                                    --------------------------
                                    Ronald W. Guire
                                    Senior Vice President, Chief Finanical
                                    Officer and Secretary



                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George D. Wells and Ronald W. Guire and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                        2.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                     Title                     Date



   /S/ GEORGE D. WELLS           President, Chief           April 28, 1995
   -----------------------       Executive Officer and
   George D. Wells               Director (PRINCIPAL
                                 EXECUTIVE OFFICER)



   /S/ RONALD W. GUIRE           Senior Vice President,     April 28, 1995
   -----------------------       Chief Financial
   Ronald W. Guire               Officer and
                                 Secretary (PRINCIPAL
                                 FINANCIAL OFFICER)



   /S/ RAIMON L. CONLISK         Chairman of the            April 28, 1995
   -----------------------       Board and Director
   Raimon L. Conlisk


   /S/ JAMES E. DYKES            Director                   April 28, 1995
   -----------------------
   James E. Dykes



   /S/ GEORGE E. GREGA           Director                   April 28, 1995
   -----------------------
   George E. Grega

                                        3.

                                                             EXHIBIT INDEX



                  Exhibit                                          Sequential
                  Number    Description                            Page Number
                  -------   -----------                          -----------

                  5.1       Opinion of Cooley Godward Castro
                            Huddleson & Tatum

                  23.1      Consent of KPMG Peat Marwick

                  23.2      Consent of Cooley Godward Castro
                            Huddleson & Tatum is contained
                            in Exhibit 5.1 to this Registration
                            Statement.

                  24.1      Power of Attorney is contained on
                            the signature pages.